UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 6, 2013


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54332                  98-0530295
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

 11380 S. Virginia St. #2011, Reno, NV                             89511
(Address of principal executive offices)                         (Zip Code)

                                 (775) 410-5287
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 6, 2013, we entered into a mining claim sale agreement between our company and Herb Hyder wherein Mr. Hyder has agreed to sell to our company a
20.57 hectare claim located in the Cherryville area of British Columbia. As consideration for the purchase of the property, we have agreed to issue to Mr. Hyder 250,000 shares of common stock of our company.

In addition to the 20.57 hectares purchased, we have subsequently staked an additional 1357.69 hectares surrounding the property.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective June 6, 2013, we issued 250,000 shares of common stock to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Mining Claim Sale Agreement dated June 6, 2013 between our company and Herb Hyder

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Tom Lewis
----------------------------------
Tom Lewis
President and Director
Date: June 11, 2013

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